WELLS FARGO FUNDS MANAGEMENT, LLC









                                 CODE OF ETHICS









                   POLICY ON PERSONAL SECURITIES TRANSACTIONS
                             AND INSIDER INFORMATION


                                 JANUARY 3, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

1.   CODE OF ETHICS

     1.1  ACCESS PERSON                                                        4

     1.2  STANDARDS OF BUSINESS CONDUCT                                        5


2.   PERSONAL SECURITIES TRANSACTIONS

     2.1  PERSONAL SECURITIES TRANSACTIONS RECORDS                             6

     2.2  ACCESS PERSON TRADE PROCEDURES                                       8

     2.3  SUMMARY OF REPORTING REQUIREMENTS                                    9

     2.4  CONFIDENTIALITY                                                      9


3.   INSIDER INFORMATION

     3.1  INSIDER TRANSACTIONS                                                 9

     3.2  USE OF NON-PUBLIC INFORMATION REGARDING A WELLS FARGO MUTUAL FUND   10


4.   GIFTS, DIRECTORSHIPS AND REGULATORY REQUIREMENTS

     4.1  GIFTS                                                               10

     4.2  DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT                          11

     4.3  REGULATORY REQUIREMENTS                                             11


5.   ENFORCEMENT OF THE CODE

     5.1  CCO'S DUTIES AND RESPONSIBLITIES                                    11

     5.2  CODE VIOLATIONS                                                     12

     5.3  ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES                    13

     5.4  EFFECTIVE DATE OF THE CODE                                          14


6.   ADDITIONAL   RESTRICTIONS   FOR  CERTAIN  ACCESS  PERSONS  WHO  ARE  DEEMED
     INVESTMENT PERSONNEL

     6.1  PERSONAL SECURITIES TRANSACTIONS                                    15


APPENDIX A: DEFINITIONS                                                       19

INFORMATION AND EXHIBITS

ACKNOWLEDGEMENT AND CERTIFICATION                                             22

QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT                             23

INITIAL HOLDINGS REPORT                                                       25

ANNUAL HOLDINGS REPORT                                                        27

LIST OF BROAD BASED INDICES                                                   29

PRE-CLEARANCE FORM                                                            30

CONTACT PERSONS                                                               31

SAMPLE LETTER TO BROKER                                                       32

WELLS FARGO GIFT POLICY                                                       33

WELLS FARGO DIRECTORSHIP AND OUTSIDE EMPLOYMENT POLICY                        34

MUTUAL FUND PRODUCT LIST                                                      36

1.   CODE OF ETHICS

     Wells Fargo Funds Management, LLC ("Funds Management"), an investment adviser registered under the Investment Advisers Act of 1940 ("Advisers
     Act"), adopts this CODE OF ETHICS and POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION (the "Code") pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act") and Section 204A of the Advisers Act and Rule 204A-1, thereunder. For purposes of the Code, the investment companies that Funds Management advises or investment companies whose adviser or principal underwriter CONTROLS, is CONTROLLED by or under common CONTROL with Funds Management are referred to individually as a "Fund" and collectively as the "Funds." Definitions of UNDERLINED TERMS, except those as headings, are included in Appendix A.

     The Code is applicable to the following individuals (each, an "Access Person"):

               o    all employees

               o    directors and officers of Funds Management

               o    anyone else designated by the COMPLIANCE DEPARTMENT


     Funds Management is committed to maintaining the highest ethical standards in connection with the management of the Funds and FUNDS MANAGEMENT ACCOUNTS. The Code reflects Funds Management's view on dishonesty, self-dealing, conflicts of interest and trading on material, NON-PUBLIC INFORMATION, which will not be tolerated. Each Access Person is required to read the Code annually and to certify that he or she has complied with its provisions and with the reporting requirements. ACKNOWLEDGEMENT OF AND COMPLIANCE WITH THE CODE ARE CONDITIONS OF EMPLOYMENT.

     Any person who has any question regarding the applicability of the Code or the related prohibitions, restrictions and procedures or the propriety of any action, is urged to contact the Funds Management Chief Compliance Officer (the "CCO").

NOTE:ACCESS  PERSONS ARE ALSO SUBJECT TO AND REQUIRED TO COMPLY WITH WELLS FARGO
     & COMPANY'S  CODE OF ETHICS AND  BUSINESS  CONDUCT  POLICY,  INCLUDING  THE
     LIMITATIONS THEREIN REGARDING DIRECTORSHIPS (SEE APPENDIX K) AND THE RECEIPT OF GIFTS (SEE APPENDIX J).


1.1  ACCESS PERSON

     Because all Access Persons of Funds Management may at some time have access to or obtain investment information, Funds Management designates all of its employees, officers, directors, or anyone else designated by the COMPLIANCE DEPARTMENT as Access Persons.

     As an Access Person, you are required to report your initial holdings at hire date, annual holdings each year, and quarterly transactions in any SECURITIES in which you or any IMMEDIATE FAMILY member has any direct or indirect BENEFICIAL OWNERSHIP. You are also required to provide the names of brokerage firms where accounts are held at your initial hire date and any changes or additions on your quarterly transactions report.

     Notwithstanding the foregoing, you will not be required to make a report with respect to transactions effected for, and SECURITIES held in, any account over which neither you nor any member of your IMMEDIATE FAMILY has any direct or indirect influence or CONTROL.

1.2  STANDARDS OF BUSINESS CONDUCT

     o Access Persons have a duty of loyalty to the Funds and their shareholders and FUNDS MANAGEMENT Accounts. This duty of loyalty requires Access Persons to act in the best interests of the Funds and their shareholders as well as the FUNDS MANAGEMENT ACCOUNTS and to always consider the clients' best interests first and foremost.

     o Access Persons, and their IMMEDIATE FAMILY Members, must avoid actions or activities that allow (or appear to allow) them to profit or benefit from relationships with the Funds, or FUNDS MANAGEMENT ACCOUNTS, or that give the appearance that their independence or judgment may have been based on the Funds or Funds Management Account information.

     o    Access Persons must always  observe the highest  standards of business
          conduct  and  act  in  accordance   with  all   applicable   laws  and
          regulations.

     o    Access Persons must not:

          >>   employ any device, scheme or artifice to defraud;

          >>   make any untrue  statement of a material  fact or omit to state a material fact necessary in order to make the statements  made, in light  of the  circumstances  under  which  they  are  made,  not misleading;
          >>   engage in any act,  practice  or course of  business  which would operate as a fraud or deceit; or
          >>   engage in any manipulative practice.

     o Access Persons, and their IMMEDIATE FAMILY Members cannot engage in any inappropriate trading practices, including price manipulation. Access Persons must comply with the holding requirements relating to investment in the Funds (please see item 2.2 below).

     o Funds Management, as a registered investment adviser, has established, and will maintain and enforce the Code, which outlines provisions requiring supervised persons to comply with applicable FEDERAL SECURITIES LAWS.

     o Funds Management requires all Access Persons to report, so that Funds Management Compliance Department ("Compliance Department") can review all personal SECURITIES TRANSACTIONS and holdings periodically as outlined in the Code.

     o    All violations of the Code must be reported to the CCO.


2.   PERSONAL SECURITIES TRANSACTIONS

     The personal transactions and investment activities of employees of investment advisory firms are subject to the limitations provided in the FEDERAL SECURITIES LAWS. All personal SECURITIES Transactions must be effected in a manner that avoids a conflict between their personal interests and those of the Funds or their shareholders, or FUNDS MANAGEMENT ACCOUNTS. When Access Persons invest for their own accounts, conflicts of interest may arise between the Funds or FUNDS MANAGEMENT ACCOUNTS and the Access Person's interests.

     The conflicts may include:

          >> Taking an investment opportunity from a Fund or other FUNDS MANAGEMENT ACCOUNT for an Access Person's own portfolio;
          >> Using an Access Person's position to take advantage of available investments;
          >> Front-running, which involves an Access Person trading in SECURITIES ahead of transactions by Funds or transactions by FUNDS MANAGEMENT ACCOUNTS in the same or EQUIVALENT SECURITIES; or
          >> Taking advantage of information or using Fund portfolio assets or assets of FUNDS MANAGEMENT ACCOUNTS to have an effect on the market that may be used to the Access Person's benefit.

2.1  PERSONAL SECURITIES TRANSACTIONS RECORDS

     Access Persons are required to supply each broker, dealer, bank, and fund company disclosed in the Initial or Annual Holdings Reports, as well as in the Quarterly Transactions Report, with a copy of a letter similar to the one in Appendix I. This letter is required to ensure the Compliance Department is set-up to receive all account statements and confirmations from all such accounts disclosed. UPON REQUEST, THE ACCESS PERSON MUST SUPPLY THE COMPLIANCE DEPARTMENT WITH A COPY OF SUCH LETTER. Also upon request, the Access Person is required to supply the Compliance Department with a copy of any said account statements if one is not received by the Compliance Department in an acceptable time frame.

     INITIAL AND ANNUAL HOLDINGS REPORTS:

     INITIAL HOLDINGS REPORTS:
     Access Persons are required to report all accounts in which they or a member of their IMMEDIATE FAMILY have a BENEFICIAL OWNERSHIP, that hold or have the ability to hold SECURITIES, including those accounts that hold shares of Funds, to the Compliance Department. Access Persons are also required to also include a copy of the most recent periodic statement for such account(s) including account holdings (which must be current as of a date no more than 45 days prior to the date the report was submitted) within ten days of being designated an Access Person (Initial Holdings Report). In lieu of including a copy of the account statement(s) the Access Person may list all account holdings. Access Persons must report such information for their own accounts as well as those accounts of their IMMEDIATE FAMILY. (Appendix D).

     ANNUAL HOLDINGS REPORTS:
     Annually (within ten days following calendar year-end), all Access Persons are required to report all accounts in which they or a member of their IMMEDIATE FAMILY have any BENEFICIAL OWNERSHIP that hold or have the ability to hold SECURITIES, including those accounts that hold shares of Funds, to the Compliance Department. Access Person's account statement(s) may be submitted in lieu of listing all account holdings. Either way, the holdings information must be current as of a date no more than 45 days prior to the date the report was submitted. (Appendix E).

     Both the Initial and Annual Holdings Report must contain the following:
          a)   title and exchange ticker symbol or CUSIP number;
          b)   number of shares or principal amount of the SECURITY involved;
          c)   type of SECURITY;
          d)   name of the broker-dealer or bank that maintains the account;
          e)   name of Fund, if applicable;
          f)   name(s) on and type of account; and
          g)   account number.

     QUARTERLY TRANSACTIONS REPORTS:

     Funds Management requires that all Access Persons report on a quarterly basis (within ten days of calendar quarter end) trades executed by the Access Person or their IMMEDIATE FAMILY member and any account established during the quarter that holds or has the ability to hold SECURITIES.

     The quarterly transactions report must contain the following:
          a)   the name of the broker, dealer, bank, Fund;
          b)   title and exchange ticker symbol or CUSIP number;
          c)   number of shares or principal amount of the SECURITY involved;
          d)   name of Fund, if applicable;
          e)   name(s) on and type of account;
          f)   account number;
          g)   date such account was established;
          h)   date of transaction;
          i)   type of transaction;
          j)   price of SECURITIES TRANSACTIONS; and
          k)   date report was submitted by Access Person.

     The Funds Management Code requires reports to be submitted no later than ten days after the calendar quarter in which the transaction is effected. If the tenth day falls on a weekend or a holiday, the report is due the business day immediately preceding this deadline. Please forward the report to the Compliance Department (Appendix C). IF THERE ARE NO ACTIVITIES FOR THE QUARTER, A REPORT INDICATING SUCH IS STILL REQUIRED.

     EXCEPTIONS TO REPORTING:

          (1)  You are not  required  to detail or list the  following  items on
               your   initial  and  annual   holdings   reports  and   quarterly
               transactions reports:

               (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

               (B) Purchases or sales of any of the following SECURITIES: o Direct obligations of the U.S. government;

                    o Banker's acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements;

                    o shares issued by money market funds, whether affiliated or non-affiliated; and

                    o shares issued by open-end investment companies, other than the Funds. (See Appendix L).

          (2) An Access Person need not submit a quarterly transactions report listing transactions conducted during the quarter to Funds
               Management if all the information in the report would duplicate information contained in account statements received by Funds Management NOT LATER THAN 10 DAYS after the calendar quarter-end. An attestation as to account(s) opened during the quarter is still required.

          (3) Quarterly transaction reports are not required with respect to transactions effected pursuant to an AUTOMATIC INVESTMENT PLAN; however, any transaction that overrides the pre-set schedule or allocation must be included in a quarterly transaction report. This would include a directed sale out of such account.

     ACKNOWLEDGEMENT AND CERTIFICATION:

     All Access Persons must sign this form (see Appendix B) on an annual basis (within ten days after year end) acknowledging that each Access Person has and will continue to comply with Funds Management's policies and procedures and to acknowledge any amendments. New employees, officers or directors must also furnish this within ten days from being designated as an Access Person. Training on the Code will be provided periodically and all Access Persons are expected to attend such training.

2.2  ACCESS PERSON TRADE PROCEDURES

     Each trade of an Access Person is subject to the following restrictions:

     60 DAY HOLDING PERIOD FOR FUND SHARES

     Any Access Person who makes a trade in shares of a Fund (other than shares of a money market fund) is subject to a 60-calendar day holding period. Shares may not be redeemed or repurchased within 60 days after an earlier purchase or redemption without advance written approval by the CCO. If a reinvestment of dividends is the only so-called "purchase" of additional shares, the 60-day holding period does not apply.

     The following are Funds Management's additional restrictions on trading:


     RESTRICTED INVESTMENTS

---------------------------------------   ----------------   -----------------------------------------------------
         SECURITY TYPE                       PURCHASE                                SALE
---------------------------------------   ----------------   -----------------------------------------------------
Initial  Public  Offerings  (IPOs) (An      PROHIBITED        PERMITTED - If SECURITY held prior to Funds
IPO is a corporation's first offering                         Management employment, sale permitted subject to
of a SECURITY representing shares of                          advance written approval by the CCO.
the company to the public.)
------------------------------------------------------------------------------------------------------------------
LIMITED  OFFERINGs (A LIMITED OFFERING      PROHIBITED        PERMITTED - If SECURITY held prior to Funds
means an offering that is exempt from                         Management employment, sale permitted subject to
registration under the Securities Act                         advance written approval by the CCO.
of 1933.)
---------------------------------------   ----------------   -----------------------------------------------------

2.3  SUMMARY OF REPORTING REQUIREMENTS

     The following table summarizes some of the transaction reporting requirements. Requirements for other SECURITY type transactions should be confirmed with the CCO. Note, accounts that have the ability to hold SECURITIES (even if the account does not do so at the report date) are still required to be identified on reports.

--------------------------------------------------------------------------- -----------------------
                              SECURITY TYPE                                 QUARTERLY REPORT
--------------------------------------------------------------------------- -----------------------
Corporate Debt Transactions                                                          Yes
--------------------------------------------------------------------------- -----------------------
Equity Transations                                                                   Yes
--------------------------------------------------------------------------- -----------------------
US Government Bonds (direct obligations)                                              No
--------------------------------------------------------------------------- -----------------------
Money Market Funds (affiliated and non-affiliated)                                    No
--------------------------------------------------------------------------- -----------------------
Municipal Bonds                                                                      Yes
--------------------------------------------------------------------------- -----------------------
Short Term Cash Equivalents                                                           No
--------------------------------------------------------------------------- -----------------------
AUTOMATIC INVESTMENT PLAN (e.g., SPP, DRIPS, 529 Plan accounts, or
employer-sponsored plans)*                                                            No
--------------------------------------------------------------------------- -----------------------
US Treasury/Agencies (direct obligations)                                             No
--------------------------------------------------------------------------- -----------------------
SECURITIES held in discretionary IRA accounts                                        Yes
--------------------------------------------------------------------------- -----------------------
Funds and FUNDS MANAGEMENT ACCOUNTS (See Appendix L)                                 Yes
--------------------------------------------------------------------------- -----------------------

* Sales of stocks from SPP or DRIPs: Access Persons must include any directed purchase transactions outside of any pre-set allocation or any directed sales transactions in quarterly transaction reports.

2.4  CONFIDENTIALITY
     All reports of personal SECURITIES TRANSACTIONS, holdings and any other information filed pursuant to the Code will be kept CONFIDENTIAL, provided, however, that such information will be subject to review by appropriate Funds Management personnel (Compliance Department and/or Senior Executives within the Funds Management) and legal counsel, may be provided to officers and trustees of a Fund, and will be provided to government authorities or others if required by law or court order.


3.   INSIDER INFORMATION

     The Insider Trading and Securities Fraud Enforcement Act of 1988 requires Funds Management to establish, maintain and enforce written policies and procedures designed to prevent the misuse of material, NON-PUBLIC INFORMATION by its officers and employees. Among these are restricting access to files likely to contain NON-PUBLIC INFORMATION, providing continuing education programs concerning insider trading, restricting or monitoring trading in SECURITIES about which Access Persons might possess NON-PUBLIC INFORMATION, and monitoring and reviewing trading for Funds Management and Access Persons.

3.1  INSIDER TRADING

     Funds Management considers information MATERIAL if there is a substantial likelihood that a reasonable investor would consider it important in deciding how to act. Information is considered NON-PUBLIC when it has not been disseminated in a manner that would make it available to investors generally. Information becomes PUBLIC once it is publicly disseminated; limited disclosure does not make the information public (i.e., disclosure by an insider to a select group of persons).

     Funds Management generally defines insider trading as occuring when a person in possession of material, NON-PUBLIC INFORMATION about an issuer's securities, including Funds and FUNDS MANAGEMENT ACCOUNTS, misuses that information by trading in the SECURITIES or EQUIVALENT SECURITIES, TIPPING the information to others or misappropriating the information. Insider trading is a violation of FEDERAL SECURITIES Laws, punishable by a prison term and/or significant monetary fines for the individual and investment adviser.

          o    TIPPING of material, NON-PUBLIC INFORMATION is PROHIBITED.
          o FRONT RUNNING involves trading ahead of a Fund or FUNDS MANAGEMENT ACCOUNT order in the same SECURITY or EQUIVALENT SECURITY on the basis of NON-PUBLIC INFORMATION regarding impending market transactions. FRONT RUNNING is PROHIBITED.
          o SCALPING occurs when an Access Person engages in a PURCHASE OR SALE OF A SECURITY (or an EQUIVALENT SECURITY) for their own account prior to recommending/buying or recommending/ selling that SECURITY or an EQUIVALENT SECURITY for a Fund or FUNDS MANAGEMENT ACCOUNT investment. SCALPING is PROHIBITED.

3.2  USE OF NON-PUBLIC INFORMATION REGARDING A FUND OR FUNDS MANAGEMENT ACCOUNT

     No Access Person shall:

     o Disclose to any other person, except to the extent permitted by law and necessary to carry out their duties as an Access Person and as part of those duties, any NON-PUBLIC INFORMATION regarding any Fund or FUNDS MANAGEMENT ACCOUNT, including: (i) any SECURITIES holdings or transactions of a Fund or FUNDS MANAGEMENT ACCOUNT; (ii) any SECURITIES recommendation made to a Fund or FUNDS MANAGEMENT ACCOUNT;
          (iii) and any SECURITIES transaction by a Fund or FUNDS MANAGEMENT ACCOUNT or under consideration by a Fund or a FUNDS MANAGEMENT ACCOUNT, including information about actual or contemplated investment decisions.
     o Use any NON-PUBLIC INFORMATION regarding any Fund or FUNDS MANAGEMENT ACCOUNT in any way that might be contrary to, or in competition with, the interest of such Fund or FUNDS MANAGEMENT ACCOUNT.
     o Use any NON-PUBLIC INFORMATION regarding any Fund or FUNDS MANAGEMENT ACCOUNT in any way for personal gain.


4.   GIFTS, DIRECTORSHIPS AND REGULATORY REQUIREMENTS

4.1  GIFTS

     Funds Management follows Wells Fargo & Company's policy regarding the receipt of gifts. Please refer to the WELLS FARGO & COMPANY'S CODE OF ETHICS AND BUSINESS CONDUCT POLICY for limitations regarding the receipt of gifts. (See Appendix J.)

4.2  DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT

     Funds Management follows Wells Fargo & Company's policy regarding directorships and other outside employment. Please refer to the WELLS FARGO & COMPANY'S CODE OF ETHICS AND BUSINESS CONDUCT POLICY for requirements regarding directorships. (See Appendix K.)

4.3  REGULATORY REQUIREMENTS

     The Securities and Exchange Commission ("SEC") considers it a violation of the general antifraud provisions of FEDERAL SECURITIES LAWS whenever an adviser, such as Funds Management, engages in fraudulent, deceptive or manipulative conduct. As a fiduciary to the Funds, Funds Management cannot engage in activities such as self-dealing and must disclose all suspected or known conflicts of interest.

     The SEC can censure, place limitations on the activities, functions, or operations of, suspend for a period not exceeding twelve months, or revoke the registration of any investment adviser based on a failure to reasonably supervise an Access Person who commits a violation. However, no investment adviser shall be deemed to have failed reasonably to supervise any person, if:

          a) there have been established procedures, and a system for applying such procedures, which would reasonably be expected to prevent and detect, insofar as practicable, any such violation by such other person; and

          b) such investment adviser has reasonably discharged the duties and obligations incumbent upon him or her by reason of such procedures and system without reasonable cause to believe that such procedures and system were not complied with.


5.   ENFORCEMENT OF THE CODE

     The CCO has several responsibilities to fulfill in enforcing the Code. Some of these responsibilities are summarized below. The CCO also has the the ability to grant certain exceptions, which are submitted in advance and in writing to the CCO, subject to limits set forth in Rule 17j-1 and Rule 204A-1.

5.1  CCO'S DUTIES AND RESPONSIBILITIES

     The CCO or designee:

     o shall provide each Access Person with a copy of the Code and any amendments thereto;

     o shall notify each Access Person in writing that he or she is required to report under the Code and their reporting requirements and shall request a signed acknowledgement that the Access Person has read and understands the Code;

     o shall notify each Access Person in writing of any changes or addendums to the Code and shall require such persons to return to the CCO (or designee) a signed acknowledgement of having received and read the notification within ten calendar days following receipt (Appendix B);

     o shall require each Access Person to request that duplicate copies of trade confirmation and periodic account statements for each disclosed account from their broker, dealer, bank, or other party designated on the initial, quarterly, or annual certification be sent to the Compliance Department as soon as readily available. Failure of Access Persons to comply will result in sanctions where applicable;

     o shall, on a quarterly basis, compare all reported personal SECURITIES TRANSACTIONS with a report on Fund(s) and FUNDS MANAGEMENT ACCOUNT(S) portfolio transactions. Before determining that a person has violated the Code on the basis of this comparison, the CCO must give the person an opportunity to supply explanatory material; and

     o shall submit their own reports, as may be required pursuant to the Code, to an alternate designee who shall fulfill the duties of the CCO with respect to the CCO's or the designee's reports. If a SECURITIES TRANSACTION of the CCO is under consideration, the Chief Legal Officer of Funds Management will act as the alternate CCO for purposes of this
          Section 5.1. (See Appendix H)

5.2  CODE VIOLATIONS

     A. INVESTIGATING VIOLATIONS OF THE CODE. The CCO, or their designee, is responsible for investigating any suspected violation of the Code and if the CCO selects a designee, such designee shall report the results of each investigation to the CCO. The CCO is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code in coordination with any such designee. Any confirmed violation of the Code by an Access Person will be reported to the Access Person's supervisor immediately. The CCO is responsible for deciding whether an offense is minor, substantive or serious. Any serious offenses (as described below) will be reported immediately to the Funds' Board of Trustees. All minor offenses and substantive offenses will be reported to the Funds' Board of Trustees at the next regularly scheduled quarterly meeting. Penalties will be assessed according to the following penalty chart.

          o    MINOR OFFENSES :
               >>   First minor offense - Verbal warning;
               >>   Second minor offense - Written notice;
               >>   Third  minor  offense  - $1,000  fine to be  donated  to the
                    Access Person's charity of choice*.

          Minor offenses include (but are not limited to) the following: failure or late submissions of quarterly transaction reports and signed acknowledgment of Code forms and certifications, and conflicting pre-clear request dates versus actual trade dates (for INVESTMENT PERSONNEL only).

          o    SUBSTANTIVE OFFENSES:
               >>   First substantive offense - Written notice;
               >>   Second  substantive  offense - $1,000  fine to be donated to the Access Person's charity of choice*;
               >>   Third  substantive  offense - $5,000 fine or disgorgement of profits  (whichever  is greater) to be donated to the Access
                    Person's charity of choice* and/or termination of employment and/or referral to authorities.

          Substantive offenses include (but are not limited to) the following: unauthorized purchase/sale of restricted investments as outlined in
          Section 2.2 of the Code, material violations of seven-day blackouts (for INVESTMENT PERSONNEL only), failure to request trade pre-clearance (for INVESTMENT PERSONNEL only), and short-term trading for profit (60-day rule).

          o    SERIOUS OFFENSES

          Trading with insider information and/or "front running" or "scalping" a client and/or a Fund's information is considered a "serious offense". Funds Management will take appropriate steps, which may include termination of employment and/or referral to governmental authorities for prosecution. The Fund's Board will be informed immediately of any serious offense.

     Funds Management may deviate from the penalties listed in the Code where the CCO and/or senior management determines that a more or less severe penalty is appropriate based on the specific circumstances of that case. For example, a first substantive offense may warrant a more severe penalty if it follows two minor offenses. Any deviations from the penalties listed in the Code, and the reasons for such deviations, will be documented and maintained in the Code files.

     * ALL FINES WILL BE MADE PAYABLE TO THE ACCESS PERSON'S CHARITY OF CHOICE (REASONABLY ACCEPTABLE TO WELLS FARGO) AND TURNED OVER TO FUNDS MANAGEMENT, WHICH IN TURN WILL MAIL THE DONATION CHECK ON BEHALF OF THE ACCESS PERSON. THE DONATIONS MADE PURSUANT TO THESE PENALTY PROVISIONS WILL NOT BE TAX-DEDUCTIBLE FOR THE ACCESS PERSON.


     B.   DISMISSAL AND /OR REFERRAL TO AUTHORITIES.

          o REPEATED VIOLATIONS of the Code may result in dismissal. In addition, the CCO and/or senior management may determine that a single flagrant violation of the law, such as insider trading, will result in immediate dismissal and referral to authorities.

          In addition, all Access Persons must report any violations or suspected violations of the Code to the CCO or to a member of the Compliance Department. Such reports will be treated confidentially to the extent permitted by the law, not inconsistent with investigating and addressing the violation, and will be investigated promptly and appropriately. Such violations include: a) non-compliance with applicable laws, rules, and regulations, b) fraud or illegal acts involving any aspect of Funds Management's business, c) material misstatements in reports, d) any activity that is specifically prohibited by the Code, e) deviations from required controls and procedures that safeguard clients and Funds Management.

5.3      ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES AND RECORD RETENTION

          At least annually, the CCO will provide WRITTEN reports to the Board of Trustees of each Fund as follows:

          A. ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the Code or procedures related thereto, including any material Code or procedural violations, and any resulting sanction(s). Exceptions granted must also be described. The CCO may report to each Fund's Board more frequently as he or she deems necessary or appropriate, and shall do so as requested by each Board.

               CERTIFICATION. Each report must be accompanied by a certification to the Board that Funds Management has adopted procedures reasonably necessary to prevent its Access Persons from violating the Code.

          B.   ANNUAL REVIEW

               ANNUAL REVIEW. The CCO will review the Code at least once a year and assess the adequacy of the Code and the effectiveness of its implementation. The CCO will prepare an annual report to the Funds' Board of Trustees identifying any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations. The Funds' Board of Trustees must approve all material amendments.

               The Funds' Board of Trustees must approve material changes to the Code within six months following adoption.

          C. RECORD RETENTION. Funds Management will maintain the following records in an easily accessible place for at least six years, and will make records available to the SEC or any representative thereof at any time:

               1. CODE OF ETHICS. A copy of the Code, which is, or at any time has been, in effect.

               2. VIOLATIONS. A record of any violation of the Code and any action taken as a result of such violation.

               3. REQUIRED REPORTS. A copy of each report made by an Access Person pursuant to the Code shall include records of the procedures followed in connection with the pre-clearance (INVESTMENT PERSONNEL only) and reporting requirements of this Code and information relied on by the CCO or their designee in authorizing the SECURITIES TRANSACTION. All reports used in post-trade monitoring and review will also be maintained.

               4. ACCESS PERSON LIST. A list of all persons who are, or have been, required to make reports pursuant to the Code.

               5.   Copies of any reports given to a Funds' Board of Trustees.

5.4  EFFECTIVE DATE OF THE CODE

     The Code is effective January 3, 2005 and supercedes any prior versions of the Code. The Code will be posted on-line. The CCO or Compliance Department is available to answer any questions about this Code or any compliance-related, or ethics-related matters.


6.   ADDITIONAL   RESTRICTIONS   FOR  CERTAIN  ACCESS  PERSONS  WHO  ARE  DEEMED
     INVESTMENT PERSONNEL

ONLY ACCESS PERSONS WHO MEET THE DEFINITION OF INVESTMENT PERSONNEL AS DEFINED IN APPENDIX A TO THE CODE, MUST COMPLY WITH THIS SUB-SECTION. IF YOU ARE SUCH AN ACCESS PERSON, THE CCO WILL NOTIFY YOU OF YOUR STATUS IN WRITING.

6.1  PERSONAL SECURITIES TRANSACTIONS

     PRE-CLEARANCE REQUIREMENTS:

     A.   PRE-CLEARANCE REQUIREMENTS FOR INVESTMENT PERSONNEL

          1.   GENERAL  REQUIREMENT.  Except for the  transactions  set forth in
               Section 6.1 A.2 below, ALL SECURITIES TRANSACTIONS in which INVESTMENT PERSONNEL or their IMMEDIATE FAMILY member has a PECUNIARY INTEREST MUST BE PRE-CLEARED with the CCO or their designee.

          2.   TRANSACTIONS   EXEMPT  FROM   PRE-CLEARANCE   REQUIREMENTS.   The
               following SECURITIES TRANSACTIONS are exempt from the pre-clearance requirements set forth in Section 6.1 A.1 of this
               Code:

               a.)  MUTUAL FUNDS.  SECURITIES issued by any registered  open-end
                    or  closed-end   investment  companies  (including  but  not
                    limited to the Funds);

               b.) NO KNOWLEDGE. SECURITIES TRANSACTIONS where neither Funds Management, the INVESTMENT PERSONNEL nor a member of their IMMEDIATE FAMILY knows of the transaction before it is completed (for example, SECURITIES TRANSACTIONS effected for INVESTMENT PERSONNEL by a trustee of a blind trust or discretionary trades involving an investment partnership or managed account or in the case of a margin call in which the INVESTMENT PERSONNEL is neither consulted nor advised of the trade before it is executed);

               c.) CERTAIN CORPORATE ACTIONS. Any acquisition or disposition of SECURITIES through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of SECURITIES. Odd-lot tender offers are also exempt from the pre-clearance requirements; however, all other tender offers must be pre-cleared;

               d.) RIGHTS. Any acquisition or disposition of SECURITIES through the exercise of rights, options, convertible bonds, or other instruments acquired in compliance with this Code;

               e.) APPLICATION TO COMMODITIES, FUTURES, OPTIONS ON FUTURES, AND OPTIONS ON BROAD-BASED INDICES. Commodities, futures (including currency futures and futures on SECURITIES comprising part of a broad-based, publicly traded market based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based are not subject to pre-clearance or the seven-day blackout, 60-day profit disgorgement and other prohibited transaction provisions of
                    Section 6.1 C.1 of the Code but are subject to transaction reporting requirements. The options on indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Appendix F;

          NOTE: THE OPTIONS ON INDICES THAT ARE NOT DESIGNATED AS BROAD-BASED ARE SUBJECT TO THE PRE-CLEARANCE, SEVEN-DAY BLACKOUT, 60-DAY PROFIT DISGORGEMENT, PROHIBITED TRANSACTION PROVISIONS (SECTION 6.1 C.1), AND REPORTING PROVISIONS OF THE CODE.

               f.) GIFTING OR TRANSFERRING OF SECURITIES. Any acquisition or disposition of SECURITIES through means of a gift to a public charity or transfer to/from another account or entity; however such transactions are subject to transaction reporting requirements; and

               g.) MISCELLANEOUS. Any transaction involving the following: (1) bankers acceptances; (2) bank certificates of deposit ("CDs"); (3) commercial paper; (4) HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; (5) direct obligations of the U.S. Government; (6) the acquisition of equity SECURITIES in dividend reinvestment plans ("DRIPs"), when the acquisition is directly through the issuer or its non-broker agent; (7) SECURITIES of the employer of a member of the INVESTMENT PERSONNEL'S IMMEDIATE FAMILY if such SECURITIES are beneficially owned through participation by the IMMEDIATE Family in a Profit Sharing plan, 401(k) plan, ESOP or other similar plan, however, any transaction that overrides a pre-set schedule or allocation must be included in a quarterly transaction report (this exception number (7) does not exempt transactions involving SECURITIES in such a plan when the issuer is not the employer of a member of the INVESTMENT PERSONNEL's IMMEDIATE FAMILY); and (8) other SECURITIES which may from time to time be designated in writing by Funds Management Compliance Department on the grounds that the risk of abuse is minimal or non-existent.

     B.   PRE-CLEARANCE PROCESS

          1. TRADE AUTHORIZATION REQUEST FORMS. Prior to entering an order for a SECURITIES TRANSACTION that requires pre-clearance, INVESTMENT PERSONNEL, or their designee, must request authorization via the electronic pre-clearance system ("CTI") or complete, in writing, a Pre-clearance Request For INVESTMENT PERSONNEL Form (see Appendix G) and submit the completed form to the CCO (or their designee). Any pre-clearance request requires INVESTMENT PERSONNEL to provide certain information and to make certain representations. Proposed SECURITIES TRANSACTIONS of the CCO that require pre-clearance must be submitted to their designee. INVESTMENT PERSONNEL may request only market orders or same day limit orders for pre-clearance.

          2.   REVIEW OF FORM.  After  receiving the  electronic  request or the completed Pre-clearance Request For INVESTMENT PERSONNEL Form (see Appendix G), the CCO (or their designee) will (a) review the information set forth in the form or electronic request, (b) independently confirm whether the SECURITIES are held by the Funds or other FUNDS MANAGEMENT ACCOUNTS and whether there are any orders to purchase or sell the Securities by any Fund or FUNDS MANAGEMENT ACCOUNTS, and (c) as soon as reasonably practicable, determine whether to clear the proposed SECURITIES TRANSACTION. The CCO (or their designee) will e-mail the approval or denial to the INVESTMENT PERSONNEL. When a form is used, one copy is kept by the Compliance Department and one copy is returned to the INVESTMENT PERSONNEL seeking authorization. Note, no member of the Compliance Department is able to authorize their own transaction.

               No order for a SECURITIES TRANSACTION for which pre-clearance authorization is sought may be placed prior to the receipt of authorization of the transaction by the CCO, or their designee, via e-mail or in writing. Verbal approvals are not permitted.

          3. DE MINIMIS EXCEPTION. Pre-clearance requests for transactions in LARGE CAPITALIZATION SECURITIES, not to exceed 500 shares or $10,000, will be approved unless they conflict with the 60-day short-term profit restriction or unless there is a Fund or other FUNDS MANAGEMENT ACCOUNT trade with a same trade date in the same SECURITIES or an EQUIVALENT SECURITY.

     C.   PROHIBITED TRANSACTIONS.

          1. PROHIBITED SECURITIES TRANSACTIONS. The following SECURITIES TRANSACTIONS for accounts in which an INVESTMENT PERSONNEL member or IMMEDIATE FAMILY member has a PECUNIARY INTEREST or makes investment decisions, to the extent they require pre-clearance under 6.1 A.1 above, are prohibited and will not be authorized by the CCO, or their designee, absent exceptional circumstances:

               a.) PENDING BUY OR SELL ORDERS. Any purchase or sale of SECURITIES on any day during which any Funds or other FUNDS MANAGEMENT ACCOUNT has a pending "buy" or "sell" order in for the same SECURITY (or EQUIVALENT SECURITY) until that order withdrawn. Because Funds Management may not have access to such pending "buy" or "sell" orders on the trade date, any pre-clearance of a purchase or sale may be revoked, and may require that the INVESTMENT PERSONNEL unwind the transaction, if Funds Management obtains information on T+1 that indicates there was a pending "buy" or "sell" order on the trade date.

               b.) SEVEN-DAY BLACKOUT. Purchases or sales of SECURITIES within seven calendar days prior to the purchase or sale of the same SECURITIES (or EQUIVALENT SECURITIES) by the Funds or other FUNDS MANAGEMENT ACCOUNT, if it is determined there was an opportunity by the INVESTMENT PERSONNEL to have knowledge of a Fund or FUNDS MANAGEMENT ACCOUNT transaction, or pending transaction, in the same security during the seven-day blackout period. PURCHASES OR SALES OF SECURITIES within seven calendar days after the purchase or sale of the same SECURITIES (or EQUIVALENT SECURITIES) by the Funds or other FUNDS MANAGEMENT ACCOUNT. For example, if a Fund or other FUNDS MANAGEMENT ACCOUNT trades in a SECURITY on day one, day eight is the first day the INVESTMENT PERSONNEL may trade that SECURITY for an account in which he or she has a beneficial interest.

               c.) INTENTION TO BUY OR SELL FOR FUNDS OR FUNDS MANAGEMENT ACCOUNT. PURCHASES OR SALES OF SECURITIES at a time when that INVESTMENT PERSONNEL intends, or knows of another's intention, to purchase or sell that SECURITY (or an EQUIVALENT SECURITY) on behalf of a Fund or FUNDS MANAGEMENT ACCOUNT. This prohibition applies whether the SECURITIES TRANSACTION is in the same direction (E.G., two purchases or two sales) or the opposite direction (E.G., a purchase and sale) of the transaction of the Funds or FUNDS MANAGEMENT ACCOUNT.

          2.   ALWAYS   PROHIBITED   SECURITIES   TRANSACTIONS.   The  following
               SECURITIES TRANSACTIONS are prohibited and are not authorized under any circumstances:

               a.) INSIDE INFORMATION. Any transaction in a SECURITY while in possession of material NON-PUBLIC INFORMATION regarding the SECURITY or the issuer of the SECURITY (See Section 3 - 3.2).

               b.) MARKET MANIPULATION. Transactions intended to raise, lower, or maintain the price of any SECURITY or to create a false appearance of active trading.

               c.) PERSONAL TRANSACTIONS EXECUTED BY ACCESS PERSONS. Call Center associates are prohibited from executing or processing; (1.) their own personal transactions, (2.) transactions for members of their IMMEDIATE FAMILY, or (3.) transactions for accounts of other persons for which they or their IMMEDIATE FAMILY member have been given investment discretion.

               d.) OTHERS. Any other transactions as may be deemed by the CCO (or their designee) to involve a conflict of interest, possible diversion of corporate opportunity or an appearance of impropriety.

          3. NO EXPLANATION REQUIRED FOR REFUSALS. In some cases, the CCO (or their designee) may refuse to authorize a SECURITIES TRANSACTION for a reason that is confidential. The CCO is not required to give an explanation for refusing to authorize any SECURITIES TRANSACTION.


     D. LENGTH OF TRADE AUTHORIZATION APPROVAL. The authorization provided by the CCO (or their designee) is effective until the earlier of: (1) its revocation or the close of business of the SAME TRADING DAY that the authorization is granted for transactions; or (2) as otherwise approved by the Compliance Department. IF THE ORDER FOR THE
          TRANSACTION IS NOT EXECUTED WITHIN THAT PERIOD, A NEW ADVANCE AUTHORIZATION MUST BE OBTAINED BEFORE THE TRANSACTION IS PLACED.

     E. BAN ON SHORT TERM TRADING PROFITS FOR INVESTMENT PERSONNEL. The purchase and sale, or the sale and purchase, of the same SECURITY (or EQUIVALENT SECURITY) within sixty (60) calendar days and at a profit is PROHIBITED. This prohibition applies without regard to tax lot considerations and short sales. Involuntary calls of an option written by an Investment Personnel member are excluded; however, purchases and sales of options occurring within 60 days resulting in profits are PROHIBITED. EXCEPTIONS REQUIRE ADVANCE WRITTEN APPROVAL FROM THE CCO. Profits from any sale before the 60-day period expires may require disgorgement. For purpose of counting the 60 days, multiple transactions in the same SECURITY (or EQUIVALENT SECURITY) will be counted in such a manner as to produce the shortest time period between transactions.

          This prohibition includes short sales. Involuntary exercised options are excluded, but profitable purchases and sales of options occurring within 60 days are prohibited. Sales at original purchase price or at a loss are not prohibited. All other exceptions require advance written approval from the CCO.

                                   APPENDIX A

                                   DEFINITIONS

GENERAL NOTE:
THE DEFINITIONS AND TERMS USED IN THE CODE ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THE CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

AUTOMATIC INVESTMENT PLAN means a program that allows an individual to have a set amount electronically transferred from one account to another at a specified frequency (may also be referred to in this Code as "SPP" (stock purchase plan), DRIP (Dividend Reinvestment Plan), 529 Plan accounts, or employer-sponsored plan.

BENEFICIAL OWNERSHIP means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any Securities in which you have a direct or indirect PECUNIARY INTEREST, whether or not you have the power to buy and sell, or to vote, the SECURITIES. In addition, you should consider yourself the beneficial owner of SECURITIES held by a member of your IMMEDIATE FAMILY.

CONTROL means the same as it does under Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "CONTROL" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting SECURITIES is presumed to give the holder thereof CONTROL over the company. This presumption may be countered by the facts and circumstances of a given situation.

EQUIVALENT SECURITY means any SECURITY issued by the same entity as the issuer of a subject SECURITY that is convertible into the equity SECURITY of the issuer. Examples include, but are not limited to; options, rights, stock appreciation rights, warrants, and convertible bonds

FEDERAL SECURITIES LAWS means the Securities Act of 1933 (15 U.S.C. 77a-aa), the Securities Exchange Act of 1934 (15 U.S.C. 78a--mm), the Sarbanes-Oxley Act of 2002 (Pub. L. 107-204, 116 Stat. 745 (2002)), the Investment Company Act of 1940
(15 U.S.C. 80a), the Investment Advisers Act of 1940 (15 U.S.C. 80b), Title V of the Gramm-Leach-Biley Act (Pub. L. No. 100-102, 113 Stat. 1338 (1999), any rules adopted by the Commission under any of these statutes, the Bank Secrecy Act (31 U.S.C. 5311-5314; 5316-5332) as it applies to funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of the Treasury.

FUNDS MANAGEMENT ACCOUNTS means accounts that are advised by Wells Fargo Funds Management LLC, but which are not Funds, as defined in Section 1.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

IMMEDIATE FAMILY of an Access Person may include, but is not limited to, any of the following persons who may reside in the same household as the Access Person:

    child                    grandparent      son-in-law        sister-in-law
    domestic partner         stepchild        spouse            stepparent
    daughter-in-law          grandchild       sibling           sister-in-law
    brother-in-law           parent           mother-in-law     roommate(s)

IMMEDIATE FAMILY includes adoptive relationships and any other relationship, which the CCO determines could lead to possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety, which this Code is intended to prevent. Also included in IMMEDIATE FAMILY is any person who does not reside in the same household as the Access Person but for whom the Access Person or a member of their IMMEDIATE FAMILY has the ability to or exercises the ability to make investment decisions in such account.

INVESTMENT PERSONNEL means any of the following individuals:

     o any Access Person of Funds Management who has access to NON-PUBLIC INFORMATION regarding any Funds' PURCHASE OR SALE OF SECURITIES, or FUNDS MANAGEMENT ACCOUNTS, or NON-PUBLIC INFORMATION regarding the portfolio holdings of any Fund, or FUNDS MANAGEMENT ACCOUNT;

     o any Access Person of Funds Management who is involved in making SECURITIES recommendations to the Funds, or FUNDS MANAGEMENT ACCOUNTS, or has access to such recommendations that are non-public;

     o any Access Person of Funds Management who, in connection with their regular functions or duties, makes, participates in, or obtains information regarding SECURITIES TRANSACTIONS by a Fund or FUNDS MANAGEMENT ACCOUNT or whose function relates to the making of recommendations with respect to transactions in Funds or FUNDS MANAGEMENT ACCOUNT;

     o any Access Person of Funds Management who provides information or advice to portfolio manager's of a Fund or FUNDS MANAGEMENT ACCOUNT or who helps execute and or implement said portfolio manager's decision; or

     o any Access Person of Funds Management otherwise designated by the CCO in writing that such person is INVESTMENT PERSONNEL (this may include temporary workers, consultants, independent contractors, or certain employees of affiliates).

IPO (I.E., initial public offering) means an offering of SECURITIES registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

LARGE CAPITALIZATION SECURITY is over 5 billion in market capitalization.

LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (E.G., private placements).

NON-PUBLIC INFORMATION means any information that is not generally available to the general public in widely disseminated media reports, SEC filings, public reports, prospectuses, or similar publications or sources.

PECUNIARY INTEREST means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in such SECURITY. Some examples of when PECUNIARY INTEREST may apply to you or an IMMEDIATE FAMILY member are SECURITIES (including the right to require the exercise or conversion of any derivative SECURITY such as an option or warrant, whether presently exercisable or convertible) held for:

     o    Your accounts or the accounts of IMMEDIATE FAMILY Members

     o A partnership or limited liability company, if you or an IMMEDIATE FAMILY member is a general partner or a managing member

     o A corporation or similar business entity, if you or an IMMEDIATE FAMILY member has or shares investment CONTROL; or

     o    A trust, if you or an IMMEDIATE FAMILY member is a beneficiary

PURCHASE OR SALE OF A SECURITY includes, among other things, gifting or the writing of an option to purchase or sell a SECURITY.

SECURITIES TRANSACTION means a PURCHASE OR SALE OF SECURITIES, in which an Access Person or a member of their IMMEDIATE FAMILY has or acquires a Beneficial Interest.

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government; bankers' acceptances; bank certificates of deposit; commercial paper; HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; shares issued by affiliated or unaffiliated money market funds; or shares issued by open-end investment companies other than the Funds.

A SECURITY is BEING CONSIDERED FOR PURCHASE OR SALE by a Fund (or any portfolio) when a SECURITY is identified as such by an investment adviser or sub-adviser to the Fund (or portfolio).

TIPPING is a practice in which a person with possession of material inside information provides that information to other people or recommends that they buy or sell SECURITIES.

                                   APPENDIX B

                        WELLS FARGO FUNDS MANAGEMENT, LLC

                        ACKNOWLEDGEMENT AND CERTIFICATION
--------------------------------------------------------------------------------


I certify that I have received, read, and understand that I am subject to Funds Management's CODE OF ETHICS and POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION DATED JANUARY 3, 2005. The Code is in addition to WELLS FARGO & COMPANY'S CODE OF ETHICS AND BUSINESS CONDUCT.

In addition to certifying that I will and have provided complete and accurate reporting as required by the Code and have complied with and will comply with all requirements of the Code, I certify that I have not and will not:

     o Execute any prohibited purchases and/or sales, directly or indirectly, that are outside those permissible by the Code
     o Employ any device, scheme or artifice to defraud Wells Fargo & Company, Funds Management, or any Fund
     o Engage in any act, practice or course of business, which operates or would operate as a fraud or deceit upon Wells Fargo & Company, Funds Management, or any Fund
     o Make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading
     o Engage in any manipulative practice with respect to Wells Fargo & Company, Funds Management, or any Fund
     o    Trade while in possession of material, NON-PUBLIC INFORMATION
     o Trade ahead of or front-run any transactions for a Fund or FUNDS MANAGEMENT ACCOUNT
     o    Engage in any other prohibited conduct


I understand that it is a violation of this Code to fail to submit a record of my personal SECURITIES Transactions within ten calendar days of quarter-end.


--------------------------------------------------------------------------------



______________________________              _________________________
Signature                                            Date


______________________________
Name (Print)



The Acknowledgement and Certification form is due ten days from the date of receipt. Signed copies must be submitted to the Compliance Department.

                                   APPENDIX C

                        WELLS FARGO FUNDS MANAGEMENT, LLC

                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT


Name of Reporting Person:
                                          --------------------------------------

Calendar Quarter Ended:
                                          --------------------------------------

Date Report Due:
                                          --------------------------------------

Date Report Submitted:
                                          --------------------------------------


SECURITIES TRANSACTIONS

IF YOU HAD NO SECURITIES TRANSACTIONS TO REPORT FOR THE QUARTER, PLEASE CHECK HERE. ___

------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------
                                                  PRINCIPAL
                   NAME OF                        AMOUNT,                                    NAME OF
                   ISSUER                         MATURITY DATE                              BROKER, DEALER
                   AND/OR         NO. OF          AND INTEREST                               OR BANK
 DATE OF           TITLE OF      SHARES (IF       RATE (IF        TYPE OF                    EFFECTING        TICKER OR
TRANSACTION        SECURITY      APPLICABLE)      APPLICABLE)     TRANSACTION       PRICE    TRANSACTION      CUSIP
------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------

------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------

------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------

------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------

------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------

------------------ ------------- ---------------- --------------- ----------------- -------- ---------------- ---------------

SECURITIES ACCOUNTS    IF YOU OPENED A SECURITIES ACCOUNT DURING THE QUARTER,
                       PLEASE COMPLETE THE TABLE BELOW.


IF YOU DID NOT OPEN ANY SECURITIES ACCOUNTS DURING THE QUARTER, PLEASE CHECK HERE. ____


NAME OF BROKER,
DEALER OR BANK,
WELLS FARGO
MUTUAL FUND OR
AFFILIATED
MUTUAL FUND
INCLUDING THE                    DATE ACCOUNT                  NAME(S) ON AND
STRONG FUNDS                     WAS ESTABLISHED               TYPE OF ACCOUNT                 ACCOUNT NUMBER
-------------------------------- ----------------------------- ------------------------------- ------------------------------

-------------------------------- ----------------------------- ------------------------------- ------------------------------

-------------------------------- ----------------------------- ------------------------------- ------------------------------

-------------------------------- ----------------------------- ------------------------------- ------------------------------

-------------------------------- ----------------------------- ------------------------------- ------------------------------

BY SUBMITTING THIS FORMAL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS. IN ADDITION, I CERTIFY THAT THIS REPORT IS COMPLETE AND ACCURATE. IF SUBMITTING THIS FORM BY HARD COPY, PLEASE SIGN BELOW.


____________________               ________________
Signature                          Date

PLEASE SUBMIT FORM TO DOUG TRINKL (FAX 414-577-7829)

                                   APPENDIX D

                        WELLS FARGO FUNDS MANAGEMENT, LLC

                             INITIAL HOLDINGS REPORT
--------------------------------------------------------------------------------

Name of Reporting Person:
                                        ----------------------------------------

Date Person Became Subject to the
   Code's Reporting Requirements:
                                        ----------------------------------------

Information in Report Dated As Of:
   [NOTE: Information should be dated
    no more than 45 days before report
    is submitted.]
                                        ----------------------------------------

Date Report Due:
                                        ----------------------------------------

Date Report Submitted:
                                        ----------------------------------------




SECURITIES HOLDINGS IF YOU HAVE NO SECURITIES HOLDINGS TO REPORT, PLEASE CHECK HERE. ______


                                                PRINCIPAL AMOUNT,
NAME OF ISSUER AND              NO. OF SHARES   MATURITY DATE AND     EXCHANGE TICKER
TITLE OF SECURITY, INCLUDING    (IF             INTEREST RATE         SYMBOL OR CUSIP       NAME OF BROKER, DEALER OR BANK,
TYPE                            APPLICABLE)     (IF APPLICABLE)       NUMBER                FUND INCLUDING STRONG FUNDS
------------------------------- --------------- --------------------- --------------------- ----------------------------------

------------------------------- --------------- --------------------- --------------------- ----------------------------------

------------------------------- --------------- --------------------- --------------------- ----------------------------------

------------------------------- --------------- --------------------- --------------------- ----------------------------------

------------------------------- --------------- --------------------- --------------------- ----------------------------------

------------------------------- --------------- --------------------- --------------------- ----------------------------------

SECURITIES ACCOUNTS IF YOU HAVE NO SECURITIES ACCOUNTS TO REPORT, PLEASE CHECK HERE. _____



NAME OF BROKER, DEALER OR BANK, FUND
INCLUDING STRONG FUNDS                      NAME(S) ON AND TYPE OF ACCOUNT           ACCOUNT NUMBER
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------




* PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED ON THE MATRIX ABOVE.


BY SUBMITTING THIS FORM, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS AND THAT SUCH REPORT IS COMPLETE AND ACCURATE. IF SUBMITTING THIS FORM BY HARD COPY, PLEASE SIGN BELOW.


____________________               ________________
Signature                          Date

PLEASE SUBMIT FORM TO DOUG TRINKL (FAX 414-577-7829)

                                   APPENDIX E

                        WELLS FARGO FUNDS MANAGEMENT, LLC

                             ANNUAL HOLDINGS REPORT


Name of Reporting Person:                          -----------------------------

Information in Report Dated As Of:
  [NOTE: Information should be dated no more
   than 45 days before report is submitted.]
                                                   -----------------------------

Date Report Due:
                                                   -----------------------------

Date Report Submitted:
                                                   -----------------------------
Calendar Year Ended:  December 31, __



SECURITIES HOLDINGS IF YOU HAVE NO SECURITIES HOLDINGS TO REPORT, PLEASE CHECK HERE. ___




                                                      PRINCIPAL AMOUNT,
                                                      MATURITY DATE AND                              NAME OF BROKER, DEALER
NAME OF ISSUER AND                  NO. OF SHARES     INTEREST RATE          EXCHANGE TICKER         OR BANK, FUND INCLUDING
TITLE OF SECURITY, INCLUDING TYPE   (IF APPLICABLE)   (IF APPLICABLE)        SYMBOL OR CUSIP NUMBER  STRONG FUNDS
----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

----------------------------------- ----------------- ---------------------- ----------------------- --------------------------

SECURITIES ACCOUNTS IF YOU HAVE NO SECURITIES ACCOUNTS TO REPORT, PLEASE CHECK HERE. _____



NAME OF BROKER, DEALER OR BANK, WELLS FARGO
MUTUAL FUND OR AFFILIATED MUTUAL FUND           DATE ACCOUNT WAS          NAME(S) ON AND TYPE
INCLUDING THE STRONG FUNDS                      ESTABLISHED               OF ACCOUNT             ACCOUNT NUMBER
----------------------------------------------- ------------------------- ---------------------- ---------------------

----------------------------------------------- ------------------------- ---------------------- ---------------------

----------------------------------------------- ------------------------- ---------------------- ---------------------

----------------------------------------------- ------------------------- ---------------------- ---------------------

----------------------------------------------- ------------------------- ---------------------- ---------------------

----------------------------------------------- ------------------------- ---------------------- ---------------------

----------------------------------------------- ------------------------- ---------------------- ---------------------

BY SUBMITTING THIS FORM, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS AND THAT SUCH REPORT IS COMPLETE AND ACCURATE. IF SUBMITTING THIS FORM BY HARD COPY, PLEASE SIGN BELOW.


________________________               ________________
Signature                              Date

PLEASE SUBMIT FORM TO DOUG TRINKL (FAX 414-577-7829)

                                   APPENDIX F


                           LIST OF BROAD-BASED INDICES

Listed below are the broad-based indices as designated by the Compliance Department.


----------------------------------------------------------- ----------------------------- ------------------------
DESCRIPTION OF OPTION                                       SYMBOL                        EXCHANGE
----------------------------------------------------------- ----------------------------- ------------------------
Biotechnology Index                                         BTK                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Computer Technology                                         XCI                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Diamonds                                                    DIA,DJD,DXN,DXU, DXV
----------------------------------------------------------- ----------------------------- ------------------------
Eurotop 100                                                  TOP1                         AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Gold / Silver Index *                                        XAU                          PHLX
----------------------------------------------------------- ----------------------------- ------------------------
Hong Kong Option Index                                      HKO                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Inter@ctive Wk. Internet Index                               IIX                          CBOE
----------------------------------------------------------- ----------------------------- ------------------------
I-Shares                                                    Various                       AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Japan Index                                                 JPN                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Major Market Index *                                        XMI                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Morgan Stanley High Tech Index                              MSH                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
NASDAQ-100*                                                 NDX, QQQ                      CBOE
----------------------------------------------------------- ----------------------------- ------------------------
Oil Service Sector Index                                    OSX                           PHLX
----------------------------------------------------------- ----------------------------- ------------------------
Pacific High Tech Index                                     PSE                           PSE
----------------------------------------------------------- ----------------------------- ------------------------
PHLX                                                        Various                       AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Russell 2000 *                                              RUY, RTY                      CBOE
----------------------------------------------------------- ----------------------------- ------------------------
Semiconductor Sector                                        SOX                           PHLX
----------------------------------------------------------- ----------------------------- ------------------------
S & P 100 *                                                 OEX                           CBOE
----------------------------------------------------------- ----------------------------- ------------------------
S & P 400 Midcap Index *                                    MID, MDY                      CBOE
----------------------------------------------------------- ----------------------------- ------------------------
S & P 500 *                                                 SPX                           CBOE
----------------------------------------------------------- ----------------------------- ------------------------
S&P 1500 Supercomposite                                     SPR                           CBOE
----------------------------------------------------------- ----------------------------- ------------------------
SPDRS                                                       Various                       AMEX
----------------------------------------------------------- ----------------------------- ------------------------
StreetTRACKS                                                Various                       AMEX
----------------------------------------------------------- ----------------------------- ------------------------
SOX                                                         Various                       AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Technology Index                                            TXX                           CBOE
----------------------------------------------------------- ----------------------------- ------------------------
VIPERs                                                      VTI                           AMEX
----------------------------------------------------------- ----------------------------- ------------------------
Wilshire Small Cap Index                                    WSX                           PSE
----------------------------------------------------------- ----------------------------- ------------------------
  * Includes LEAPs
----------------------------------------------------------- ----------------------------- ------------------------

                                   APPENDIX G

Ctrl. No:_________________________Associate ID #_______________________________

                        WELLS FARGO FUNDS MANAGEMENT, LLC

                  PRECLEARANCE REQUEST FOR INVESTMENT PERSONNEL
                               FAX TO 414-577-7829

1.   Name    of    INVESTMENT     PERSONNEL    (and    trading    entity,     if
     different):__________________________________

2.   Name and symbol of SECURITY: ____________________________________

3.   Maximum quantity to be purchased or sold: _________________________

4.   Name, account #, & phone # of broker to effect transaction:

     ________________________________________________
     ________________________________________________
     ________________________________________________
     ________________________________________________

5. Check if applicable: Purchase____ Sale____ Market Order____ Limit Order____ Limit Order Price: ___________)

6. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) I do not possess any material NON-PUBLIC INFORMATION regarding the SECURITY or the issuer of the Security.
     (b)  To my knowledge:
          (1)  The SECURITIES or EQUIVALENT SECURITIES [ ARE / ARE NOT ] (CIRCLE
               ONE) held by any Funds or other FUNDS MANAGEMENT ACCOUNTS;
          (2)  There  are no  outstanding  purchase  or  sell  orders  for  this
               SECURITY (or any EQUIVALENT SECURITY) by any Funds or FUNDS MANAGEMENT ACCOUNTS; and
          (3) None of the SECURITIES (or EQUIVALENT SECURITIES) is actively BEING CONSIDERED FOR PURCHASE OR SALE by any Funds or FUNDS MANAGEMENT ACCOUNTS.
     (c)  The SECURITIES are not being acquired in an initial public offering.
     (d)  The SECURITIES are not being acquired in a private placement
     (e) If I am a Portfolio Manager, none of the accounts I manage purchased or sold these SECURITIES (or EQUIVALENT SECURITIES) within the past seven calendar days and I do not expect any such client accounts to purchase or sell these SECURITIES (or EQUIVALENT SECURITIES) within seven calendar days of my purchase or sale.
     (f) If I am purchasing these SECURITIES, I have not directly or indirectly (through any IMMEDIATE FAMILY members, any account in which I have a
          BENEFICIAL OWNERSHIP or otherwise) sold these SECURITIES (or EQUIVALENT SECURITIES) in the prior 60 days.
     (g) If I am selling these SECURITIES, I have not directly or indirectly (through any IMMEDIATE FAMILY member, any account in which I have a BENEFICIAL OWNERSHIP or otherwise) purchased these SECURITIES (or EQUIVALENT SECURITIES) in the prior 60 days.
     (h) I have read the Wells Fargo Funds Management Groups Code of Ethics within the prior 12 months and believe that the proposed trade fully complies with the requirements of the Code.
     (i) I understand that because Funds Management may not have access to such pending "buy" or "sell" information on the trade date, any pre-clearance of a purchase or sale may be revoked, and may require that the Investment Personnel unwind the transaction, if Funds
          Management obtains information on T+1 that indicates there was a pending "buy" or "sell" order on the trade date.


_________________________________________________DATE:_________________________
SIGNATURE OF INVESTMENT PERSONNEL

_____________________________________________________________________
PRINT FULL NAME

APPROVAL:_______________________________________ DATE:_________________________

                                   APPENDIX H


                        COMPLIANCE DEPARTMENT STAFF LIST


CHIEF COMPLIANCE OFFICER
         Dorothy Peters

DESIGNEES OF CHIEF COMPLIANCE OFFICER
         Doug Trinkl
         Dean Hopp
         Andree Thomas

COMPLIANCE DEPARTMENT
         Dorothy Peters, Chief Compliance Officer
         Douglas Trinkl
         Dean Hopp
         Andree Thomas
         Tammy Leong
         Mark Mangilit

CHIEF LEGAL OFFICER
         Dave Messman

                                   APPENDIX I



DATE

Brokerage Firm
Address
City, State  Zip Code

RE:  Access Person account #

Attn. Compliance Department:

I am obligated under the Wells Fargo Funds Management, LLC Code of Ethics to submit securities holdings reports and transaction reports. In accordance with this requirement, I am asking you to have duplicate copies of periodic statements and confirmations (not less frequently than quarterly) for the following account(s) to be sent to:

                  CONFIDENTIAL

                  Chief Compliance Officer
                  Wells Fargo Funds Management, LLC
                  N78 W14573 Appleton Ave. PMB 294
                  Menomonee Falls, WI  53051

Your cooperation is most appreciated. If you have any questions regarding this request, please contact me directly at (xxx)xxx-xxxx.

Sincerely,



Access Person

Cc:  Compliance DepartmentFunds Management

                                   APPENDIX J

            POLICY ON GIFTS AND ACTIVITIES WITH CUSTOMERS OR VENDORS

You and your  family  members  must not  accept  gifts  from or  participate  in activities with (including services, discounts, entertainment, travel or promotional materials) an actual or potential customer or vendor or from business or professional people to whom you do or may refer business unless the gift or activity was in accordance with accepted, lawful business practices and is of sufficiently limited value that no possible inference can be drawn that the gift or activity could influence you in the performance of your duties for Wells Fargo. It is unlawful for you to corruptly seek or accept anything of value from any person, intending to be influenced or rewarded in connection with any business or transaction of Wells Fargo. This rule applies to all team members, including, but not limited to, those involved in recommending or making decisions related to:
     o    Pricing of products sold by the company
     o    Extension of credit, or
     o    Purchase of goods or services from outside vendors

1. Money - Money (cash, check, money order or electronic funds) must never be accepted or given.

2. Giving Gifts - Team members who wish to give gifts to vendors or customers must follow standard expense authorization procedures.

Gifts valued at more than $100 to a current or potential customer within any calendar year must be approved, in writing, by your Code Administrator.

Team members who wish to give personal gifts to other team members must follow the general guideline that the gift be made in accordance with accepted business practices and is of sufficiently limited value that the gift could not influence the giver or the receiver in the performance of their duties for Wells Fargo, nor create actual or perceived pressure to reciprocate.

3. Accepting Gifts - You may not accept gifts, gift cards or gift certificates worth more than $100 from a current or potential customer, vendor or their agent within any calendar year. However, the following items are NOT subject to the $100 limit:
     o Gifts based on obvious family or personal relationship when it is clear that the relationship, and not the company's business, is the basis for the gift
     o Discounts or rebates on merchandise or services from an actual or potential customer or vendor if they are comparable to and do not exceed the discount or rebate generally given by the customer or vendor to others
     o Awards from civic, charitable, educational or religious organizations for recognition of service and accomplishment, or
     o Gifts of tickets to sporting or other entertainment events, provided the aggregate value to you and your guests is not more than $300 per customer or vendor per year

4. Activities with Customers or Vendors - Activities with existing or potential customers or vendors that are paid for by them (including meals, sporting events and other entertainment, as well as trips to customer and vendor sites, exhibits and other activities) may be accepted only if the activity is a customary, accepted and lawful business practice and is of sufficiently limited value that no possible inference can be drawn that participating in the activity could influence you in the performance of your duties for Wells Fargo.

If you have any doubt about the propriety of participating in an activity offered by a customer or a vendor you should consult with your supervisor before accepting the offer. If the activity includes travel paid for by a customer or vendor, you must obtain management approval before accepting the trip.

                                   APPENDIX K

              POLICY ON DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT

You are expected to devote full time to Wells Fargo's interests during regular working hours and during any additional time that is required. While Wells Fargo recognizes that involvement in civic and political activities is beneficial to your personal growth and influence within your community and profession, as well as to Wells Fargo, participation in outside activities must not adversely affect your performance of your duties for Wells Fargo. Outside activities that compete with Wells Fargo's business or present a conflict or potential conflict of interest are not permitted.

Participation in an outside business or other outside activity involves responsibilities and risks of which you need to be aware and need to be willing to assume. Approval shall not imply that you are serving at the direction or request of Wells Fargo.

1. Outside Business and Employment Activities - With the exception of a sole proprietorship or family-owned small business as described below, you may not accept a position as a director, trustee, officer, owner or general partner of any outside business organized for profit without obtaining approval of a member of the Management Committee. If approval is granted, it will be contingent on the following factors:
     o You have no involvement on behalf of Wells Fargo in the approval or management of credit, purchases or other business transactions with the for-profit business
     o It is at all times made clear that you are not serving at the direction or request of Wells Fargo, and
     o You understand the challenges and risks of the outside position and are alert for actual or potential conflicts of interest

Approval to serve as a director of a publicly held corporation must be obtained from the Chief Executive Officer of Wells Fargo & Company.

You may have other employment or act as a sole proprietor or be involved in a family-owned business without prior approval as long as the outside employment or business does not involve an activity or business that competes with Wells Fargo or cause an actual or potential conflict of interest. Any team member who desires to accept competing or conflicting outside employment must request an exception to the Code.

Any exception to these outside business and employment provisions of the Code must be approved in writing by a member of the Management Committee for your business line or the Ethics Committee. IF you receive an exception to participate in outside business or employment activities, your participation must be re-disclosed and re-approved at any time there is a change in relevant facts upon which the exception was granted.

Competing or conflicting outside employment includes any position that:
     o Competes with a service or business provided by Wells Fargo including, but not limited to, working for a:
          o    Bank
          o    Mortgage company
          o    Savings and loan association
          o    Credit union
          o    Trust company
          o    Insurance agency
          o    Broker/dealer, or
          o    Financial services company
     o Requires activities or services to be performed during regular Wells Fargo working hours (e.g., receiving phone calls, preparing reports) or uses Wells Fargo equipment or supplies
     o    Involves information developed for or proprietary to Wells Fargo
     o    Includes  providing services to the general public where the knowledge
          of  the  individual's   employment  with  Wells  Fargo  may  influence
          customers
     o    Compensates  you  for  serving  as  an  "expert  witness"  in a  legal proceeding
     o    Involves   preparation,   audit  or  certification  of  statements  or
          documents Wells Fargo may rely on to make lending or other decisions, or
     o Is with a company which is a customer of Wells Fargo, if you have signing authority or some other level of CONTROL or authority over any of the deposit or credit accounts maintained at Wells Fargo

Some other employment is permitted only under limited circumstances with advance approval under SECTION VI. Such employment may include:
     o    Employment involving the preparation of tax returns
     o    Employment involving investment or legal advice
     o Employment in which you give advice based on information obtained through Wells Fargo employment
     o    Activity as a real estate salesperson, broker, agent or contractor, or
     o Outside business activity with a Wells Fargo team member with whom you have a close business relationship at Wells Fargo, including:
          o    Supervision
          o    Processing, reviewing or auditing of work, or
          o    Frequent exchanges of information, advice or services

2. Civic Activities - Your participation in religious, community, professional or charitable organizations is encouraged. Approval is not required to participate in or accept appointment as a trustee, director or officer of a non-profit organization unless there is lending relationship or some other potential conflict of interest between the organization and Wells Fargo. Participation shall not imply that you are serving at the direction or request of Wells Fargo.

3. Political Activities - You are encouraged to participate in political activities on your own time and in accordance with your individual desires and political preferences. However, it must be clear at all times that your participation is done as an individual and not as a representative of Wells Fargo. Before you become a candidate or appointee to a public office you must notify your supervisor and the Compliance Department.

4. Fiduciary Activities - You must not accept appointment as an executor, administrator, guardian, trustee or similar fiduciary capacity unless the appointment is based on a family or obvious close personal relationship and it is clear that the relationship, not your position with Wells Fargo, is the basis for the appointment and the relationship did not arise out of the business of Wells Fargo. Requests for exceptions to this policy must be approved in writing by a member of the Management Committee of Wells Fargo & Company. Approval of an exception to this policy shall not imply that you are serving at the direction or request of Wells Fargo.

5. Wills, Trusts, and Estates - You may witness or notarize a customer's will only if the customer's attorney is present. You may not be named in or accept an inheritance under a will or other instrument from a customer, unless the customer is a family member or other relative. Exceptions to this rule must be approved in writing by a member of the Management Committee of Wells Fargo & Company.

                                   APPENDIX L

MUTUAL FUND PRODUCTS FOR WHICH YOU ARE REQUIRED TO REPORT*

       WELLS FARGO FUNDS                                              WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                   Wealthbuilder Conservative Allocation Portfolio
C&B Mid Cap Value Fund                                  WealthBuilder Moderate Balanced Portfolio
C&B Tax-Managed Fund                                    WealthBuilder Growth Balanced Portfolio
California Limited Term Tax-Free Fund                   WealthBuilder Growth Allocation Portfolio
California Tax-Free Fund
Colorado Tax-Free Fund                                            WELLS FARGO VARIABLE TRUST FUNDS
Diversified Bond Fund                                   Asset Allocation Fund
Diversified Equity Fund                                 Equity Income Fund
Diversified Small Cap Fund                              Equity Value Fund
Equity Income Fund                                      Growth Fund
Equity Index Fund                                       International Equity Fund
Growth Balanced Fund                                    Large Company Growth Fund
Growth Equity Fund                                      Small Cap Growth Fund
Growth Fund                                             Total Return Bond Fund
High Yield Bond Fund
Income Fund                                                           WELLS FARGO MASTER TRUST
Income Plus Fund                                        C&B Large Cap Portfolio
Index Allocation Fund                                   Disciplined Growth Portfolio
Index Fund                                              Equity Income Portfolio
Inflation Protected Bond Fund                           Index Portfolio
Intermediate Government Income Fund                     International Equity Portfolio
International Equity Fund                               Large Cap Appreciation Portfolio
International Growth Fund                               Large Cap Value Portfolio
International Index Fund                                Large Company Growth Portfolio
Large Cap Appreciation Fund                             Managed Fixed Income Portfolio
Large Cap Value Fund                                    Overseas Portfolio
Large Company Growth Fund                               Small Cap Index Portfolio
Limited Term Government Income Fund                     Small Company Growth Portfolio
Mid Cap Growth Fund                                     Small Company Value Portfolio
Minnesota Tax-Free Fund                                 Stable Income Portfolio
Moderate Balanced Fund                                  Strategic Value Bond Portfolio
Montgomery Emerging Markets Focus Fund                  Tactical Maturity Bond Portfolio
Montgomery Institutional Emerging Markets Fund
Montgomery Short Duration Government Bond Fund                 FUNDS SUB-ADVISED BY GALLIARD CAPITAL
Montgomery Small Cap Fund                                           AMERICAN INDEPENDENCE FUNDS
Montgomery Total Return Bond Fund                       Intermediate Bond Fund
National Limited Term Tax-Free Fund                     Kansas Tax-Exempt Bond Fund
National Tax-Free Fund                                  UltraShort Bond Fund
Nebraska Tax-Free Fund
Outlook 2010 Fund                                                           STRONG FUNDS
Outlook 2020 Fund                                       Strong Advisor Bond Fund
Outlook 2030 Fund                                       Strong Advisor Common Stock Fund
Outlook 2040 Fund                                       Strong Advisor Endeavor Large Cap Fund
Outlook Today Fund                                      Strong Advisor Focus Fund
Overseas Fund                                           Strong Advisor International Core Fund
SIFE Specialized Financial Services Fund                Strong Advisor Large Company Core Fund
Small Cap Growth Fund                                   Strong Advisor Mid Cap Growth Fund
Small Cap Opportunities Fund                            Strong Advisor Municipal Bond Fund
Small Company Growth Fund                               Strong Advisor Select Fund
Small Company Value Fund                                Strong Advisor Short Duration Bond Fund
Specialized Technology Fund                             Strong Advisor Small Cap Value Fund
Specialized Health Sciences Fund                        Strong Advisor Strategic Income Fund
Stable Income Fund                                      Strong Advisor Technology Fund
Strategic Growth Allocation Fund                        Strong Advisor U.S. Small/Mid Cap Growth Fund
Strategic Income Fund                                   Strong Advisor U.S. Value Fund
Wealthbuilder Tactical Equity Portfolio                 Strong Advisor Utilities and Energy Fund
Wealthbuilder Equity Portfolio                          Strong Aggressive Portfolio

-------------------------------------------------------
Strong Balanced Fund
Strong Blue Chip Fund
Strong Conservative Portfolio
Strong Corporate Bond Fund
Strong Corporate Income Fund
Strong Discovery Fund
Strong Discovery Fund II
Strong Dividend Income Fund
Strong Dow 30 Value Fund
Strong Endeavor Fund
Strong Energy Fund
Strong Enterprise Fund
Strong Government Securities Fund
Strong Growth 20 Fund
Strong Growth and Income Fund
Strong Growth Fund
Strong High Yield Bond Fund
Strong Intermediate Municipal Bond Fund
Strong Large Cap Core Fund
Strong Large Cap Growth Fund
Strong Large Company Growth Fund
Strong Mid Cap Disciplined Fund
Strong Mid Cap Growth Fund II
Strong Minnesota Tax-Free Fund
Strong Moderate Portfolio
Strong Multi Cap Value Fund
Strong Multi Cap Value Fund II
Strong Municipal Bond Fund
Strong Opportunity Fund
Strong Opportunity Fund II
Strong Overseas Fund
Strong Short-Term Bond Fund
Strong Short-Term High Yield Bond Fund
Strong Short-Term High Yield Municipal Fund
Strong Short-Term Income Fund
Strong Short-Term Municipal Bond Fund
Strong Small Company Value Fund
Strong Small/Mid Cap Value Fund
Strong Strategic Value Fund
Strong Technology 100 Fund
Strong U.S. Emerging Growth Fund
Strong Ultra Short-Term Income Fund
Strong Ultra Short-Term Municipal Income Fund
Strong Value Fund
Strong Wisconsin Tax-Free Fund


*Please note, this list is current as of January 3, 2005. However, there may be other advised Funds, subject to the reporting requirements, which may not be included on this list. For the most current list, please contact the Compliance Department.